UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2021

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 15, 2021, Brady Corporation (the “Company”) entered into a Combination Agreement (the “Combination Agreement”) with Nordic ID Oyj, a Finnish corporation (“Nordic ID”).

The Company has agreed to launch an all-cash tender offer in Finland to acquire all of the outstanding, publicly-held shares of Nordic ID (the “Offer”) for EUR 3.30 per share, which equates to a total equity purchase price of EUR 8.1 million (USD 9.7 million), plus the assumption of debt of approximately USD 3 million. The obligation of the Company to consummate the Offer is subject to customary closing conditions, including the tender of more than 90% of the Shares into the Offer, the receipt of all required regulatory approvals and consents, and the absence of a material adverse change with respect to Nordic ID. The offer period for the Offer will commence on April 16, 2021 at 9:00 a.m. (Finnish time) and expire on May 17, 2021 at 4:00 p.m. (Finnish time), unless the offer period is extended by the Company.

Following successful completion of the Offer, if the Company has acquired more than 90% of the outstanding Shares, it intends to initiate compulsory redemption proceedings in accordance with the Finnish Companies Act as soon as reasonably practicable to acquire any remaining Shares not held by the Company or any of its subsidiaries. The Company intends to take action to delist the Shares from Nasdaq First North Growth Market of Nasdaq Helsinki Ltd. (“First North”) as soon as practicable after completion of these transactions. Nordic ID will become a wholly-owned subsidiary of the Company.

The parties have made certain covenants in the Combination Agreement, including Nordic ID agreeing, subject to certain exceptions, (i) that the Nordic ID board of directors will endorse and recommend that the shareholders accept the Offer and tender their Shares on the terms and conditions of the Offer, and (ii) not to solicit alternative Combinations or enter into discussions concerning, or provide confidential information in connection with, an alternative Combination. Nordic ID has also made customary representations and warranties.

In connection with the Offer, certain major shareholders of Nordic ID, who together represent 57.51 percent of issued shares (59.19 percent of outstanding shares) entered into a Tender Undertaking with the Company, pursuant to which they have agreed, subject to certain exceptions, (i) to tender all of their Shares into the Offer, (ii) to vote their Shares in favor of the Offer, and (iii) not to vote their Shares in favor of any action, agreement or transaction that could frustrate, prevent, delay, or adversely affect the consummation of the Offer.

The Combination Agreement and the above description have been included to provide investors with information regarding the terms of the Combination Agreement. It is not intended to provide any other factual information about Brady Corporation, Nordic ID or their respective subsidiaries or affiliates. The Offer does not contain a financing condition, and the Company expects to pay for the Shares with cash available to it through cash on hand.

A copy of the Combination Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Combination Agreement is qualified in its entirety by reference to the full text of the Combination Agreement.

The Company issued a press release on April 15, 2021 regarding the Offer, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

In this report, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations.

The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “continue” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: Brady’s ability to consummate the tender offer and the other transactions contemplated by the agreement with Nordic ID on the timeframe disclosed or at all;

adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; raw material and other cost increases; difficulties in protecting our websites, networks, and systems against security breaches; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; risks associated with the loss of key employees; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of Brady’s goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health issues and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2020 and subsequent Form 10-Q filings.

These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

CERTAIN LEGAL MATTERS

This communication is not intended to, and does not, constitute, represent or form part of any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this Current Report on Form 8-K, the attached press release or otherwise.

Nordic ID is incorporated in Finland and listed on First North and any offer for its securities will be subject to Finnish disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the United States. The transactions described above will be structured to comply with Finnish and U.S. securities laws and regulations applicable to transactions of this type.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
2.1
Combination Agreement, dated as of April 15, 2021, by and among Brady Corporation and Nordic ID Oyj. Schedules and exhibits to this document are not being filed herewith pursuant to Item 601(b)(2) of Regulation S-K.*

99.1
Press Release of Brady Corporation, dated April 15, 2021, announcing Tender Offer for Nordic ID Oyj. Release of Brady Corporation, dated February 18, 2021, relating to fiscal 2021 second quarter financial results.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).
* The registrant agrees to furnish a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: April 15, 2021

/s/ AARON J. PEARCE
Aaron J. Pearce
Chief Financial Officer and Treasurer